                                                            Exhibit 99.1

                          Joint Filer Information

Name of Joint Filer:              Cannae Holdings, Inc.

Address of Joint Filer:           1701 Village Center Circle
                                  Las Vegas, NV 89134

Relationship of Joint             10% Owner; Director
Filer to Issuer:

Issuer Name and Ticker or         Dun & Bradstreet Holdings, Inc. [DNB]
Trading Symbol:

Date of Earliest Transaction
Required to be Reported:          July 5, 2022

Designated Filer:                 Cannae Holdings, Inc.

Signature:

Cannae Holdings, Inc.

/s/ Michael L. Gravelle
--------------------------------------------
Name:   Michael L. Gravelle
Title:  Executive Vice President, General Counsel and Corporate Secretary
Date:   July 7, 2022

                                                            Exhibit 99.1

                          Joint Filer Information

Name of Joint Filer:             Cannae Holdings, LLC

Address of Joint Filer:          c/o Cannae Holdings, Inc.
                                 1701 Village Center Circle
                                 Las Vegas, NV 89134

Relationship of Joint Filer      10% Owner; Director
to Issuer:

Issuer Name and Ticker or        Dun & Bradstreet Holdings, Inc. [DNB]
Trading Symbol:

Date of Earliest Transaction
Required to be Reported:         July 5, 2022

Designated Filer:                Cannae Holdings, Inc.

Signature:

Cannae Holdings, LLC

/s/ Michael L. Gravelle
--------------------------------------------
Name:   Michael L. Gravelle
Title:  Managing Director, General Counsel and Corporate Secretary
Date:   July 7, 2022

                                                           Exhibit 99.1

                          Joint Filer Information

Name of Joint Filer:              DNB Holdco, LLC

Address of Joint Filer:           c/o Cannae Holdings, Inc.
                                  1701 Village Center Circle
                                  Las Vegas, NV

Relationship of Joint Filer       10% Owner; Director
to Issuer:

Issuer Name and Ticker or         Dun & Bradstreet Holdings, Inc. [DNB]
Trading Symbol:

Date of Earliest Transaction
Required to be Reported:          July 5, 2022

Designated Filer:                 Cannae Holdings, Inc.

Signature:

DNB Holdco, LLC

/s/ Michael L. Gravelle
--------------------------------------------
Name:   Michael L. Gravelle
Title:  Executive Vice President and General Counsel
Date:   July 7, 2022